Exhibit 99.2 XPO to Acquire Norbert Dentressangle Announced April 28, 2015

Disclaimer
2 |  XPO to Acquire Norbert Dentressangle (“ND”)
Forward-Looking Statements
This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and within the meaning of French stock exchange regulations, and Section 21E of the Securities Exchange Act of 1934, as amended, including the expected closing dates for the transactions, the expected impact of the acquisition and the related financing, including the expected impact on XPO
Logistics' results of operations and EBITDA, the retention of the Norbert Dentressangle management team, the expected ability to integrate operations and technology platforms and to cross-sell services, and the expected ability to retain Norbert Dentressangle’s businesses and to grow
XPO’s and Norbert Dentressangle’s businesses. All statements other than statements of historical fact are, or may be deemed to be, forward-
looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as "anticipate,"
"estimate," "believe," "continue," "could," "intend," "may," "plan," "potential," "predict," "should," "will," "expect," "objective," "projection," "forecast,"
"goal," "guidance," "outlook," "effort," "target" or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances.
These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include those discussed in XPO’s filings with the SEC and the following: economic conditions generally; competition; XPO’s ability to find suitable acquisition candidates and execute its acquisition strategy; the expected impact of the Norbert Dentressangle acquisition, including the expected impact on XPO's results of operations; the ability to obtain the requisite regulatory approvals; XPO’s ability to successfully complete the contemplated tender offer and the squeeze out of Norbert Dentressangle’s publicly held shares; the ability to successfully integrate and realize anticipated synergies and cost savings with respect to Norbert Dentressangle and other acquired companies; XPO’s ability to raise debt and equity capital; XPO’s ability to attract and retain key employees to execute its growth strategy, including retention of Norbert Dentressangle’s management team; litigation, including litigation related to alleged misclassification of independent contractors; the ability to develop and implement a suitable information technology system; the ability to maintain positive relationships with XPO’s and Norbert Dentressangle’s networks of third-party transportation providers; the ability to retain XPO’s, Norbert Dentressangle’s and other acquired companies’ largest customers; rail and other network changes; weather and other service disruptions; and governmental regulation. All forward-looking statements set forth in this presentation are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, XPO, Norbert Dentressangle or their respective businesses or operations. Forward-looking statements set forth in this document speak only as of the date hereof, and neither XPO nor Norbert Dentressangle undertakes any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events except to the extent required by law.
Information concerning Norbert Dentressangle contained in this presentation has been elaborated based on publicly available sources.

Transformational Transaction for XPO
Combined company will be a truly global logistics leader
|  XPO to Acquire Norbert Dentressangle (“ND”) 3
Top ten worldwide logistics company
One of the largest fleet networks in Europe
Leading outsourced European e-fulfillment platform
Second largest global freight brokerage firm by net revenue
Third largest provider of intermodal services in North America
Largest provider of last mile logistics for heavy goods in North America
#1 manager of expedited shipments in North America
Major provider of global freight forwarding
Source: Industry publications and company filings

Compelling Strategic Rationale
4 |  XPO to Acquire Norbert Dentressangle (“ND”)
ND’s capabilities closely mirror XPO’s North American offering
Companies share an asset-light model with low capital intensity: net capex of approximately 2.0% - 2.5% of revenue
Combines blue-chip customer bases, including many of the world’s largest multinational companies
Capitalizes on start of eurozone economic rebound and strong US dollar
– Significant acquisition opportunities in highly fragmented eurozone
Combined annual revenue of approximately $8.5 billion, more than tripling XPO’s
EBITDA run rate to approximately $545 million before synergies
– Nearly achieves 2017 targets, two years ahead of plan
Creates single source transportation and logistics
provider with global footprint
– XPO will gain global scale in three of its core services: contract logistics, freight brokerage and global freight forwarding

Transaction Overview
5
Purchase Price
Enterprise Value: Approximately €3.24 billion ($3.53 billion)
Transaction Multiple: 9.1x consensus 2015E EBITDA of €357 million
Consideration
ND’s founder and his family have irrevocably agreed to sell his 67% ownership of the company to
XPO at €217.50 per share all cash, excluding a dividend of €1.80 per share to be paid separately
XPO will launch an all-cash tender offer for minority shareholders at the same price following the receipt of customary regulatory clearance
ND is publicly listed in Euronext Paris and London (Ticker:GND)
Transaction has been unanimously approved by the boards of XPO and ND
Financing
Transaction is not conditioned on financing
Morgan Stanley has provided a financing commitment for up to $2.6 billion
XPO has over $1 billion in cash and an undrawn $415 million ABL revolver
XPO will evaluate equity capital raise to maintain a prudent capital structure
Closing
Expected 2Q 2015 closing, subject to regulatory clearances
XPO intends to delist ND from Euronext upon success of the tender to minority shareholders
|  XPO to Acquire Norbert Dentressangle (“ND”)
Source: Consensus per Thompson

Europe’s Strongest Full-Service 3PL Platform
6
Logistics
2014 PF Revenue
€2.6 billion
Employees: 27,800
Sites: 439
E-fulfillment, reverse logistics,
cold chain, chemicals
handling, value-added
warehousing
Facility space: 116 million sf
Revenue split:
~74% EU / ~26% US
Global Forwarding
2014 PF Revenue
€0.2 billion
Employees: 650
Offices: 54
Freight split:
50% sea / 50% air
Transportation
2014 PF Revenue
€2.3 billion
Employees: 13,900
Sites: 217
Balanced non-asset and
asset-based platform
> €1 billion freight
brokerage revenue
Europe’s largest fleet,
including > €250 million
dedicated carriage
2014 pro-forma revenue of approximately €5.1 billion ($5.5 billion)
|  XPO to Acquire Norbert Dentressangle (“ND”)

European Leader in E-Commerce
€242 million revenue in e-commerce logistics in 2014
– 31% organic growth compared to 2013
– Business focused in the UK, Spain and France
Strong growth potential with approximately 5% market share in estimated €5 billion
European e-fulfillment market
– Expected to increase at 9-10% CAGR over the next several years
Increasingly complex supply chains and customer requirements demand scale, which ND has and few others can match
– Serves both B2B and B2C customers
Leading capabilities in high-growth reverse logistics
Leading outsourced e-fulfillment provider in Europe
7 |  XPO to Acquire Norbert Dentressangle (“ND”)
Source: Company information

Preeminent European Transportation Network
36-year history as global partner to blue-chip customers
Combines non-asset and asset-light operations
Rapid growth in freight brokerage, asset-light palletized service and dedicated carriage
Unique service capabilities from lane density covering approximately 90% of the
EU’s GDP-producing regions
Ground transportation in ND’s primary markets of the UK, Spain and France is an estimated €95 billion market
8 |  XPO to Acquire Norbert Dentressangle (“ND”)
Source: Company information

DANONE

asos
discover fashion online

Carrefour

ZARA
INDITEX

MARKS & SPENCER

TATA STEEL

RENAULT

MARS

TESCO
Every little helps

AkzoNobel

PEPSICO

AMER SPORTS

U

L'ORÉAL

XPO Logistics

Diversified portfolio of blue-chip customers
Largest client under 4% of revenue
97% customer renewal rate in logistics
Customer verticals include retail, food &
beverage, manufacturing, chemicals,
agriculture, e-commerce and high tech
Loyal Customer Base Across Attractive Verticals
9
Highlights Top 10 Customers
Recent Wins
|  XPO to Acquire Norbert Dentressangle (“ND”)
Source: Company information

Synergies to Drive Growth
Substantial company-wide cross-selling opportunities
XPO to invest in the growth of ND through technology
Global scale in contract logistics supports operational excellence
10 |  XPO to Acquire Norbert Dentressangle (“ND”)
– Proprietary Freight Optimizer platform to be deployed in Europe to grow best-in-class brokerage capabilities
– Expected combined annual technology spend of approximately $225 million will be among the highest in the industry

Intense Focus on Operational Execution
Current ND CEO Hervé Montjotin will become CEO of XPO Europe and President of
XPO Logistics worldwide
Substantially all of the ND executive team will join XPO
ND’s headquarters in Lyon, France will become XPO’s European headquarters
Global career advancement and rotation opportunities make XPO the destination of choice for top talent
Similar entrepreneurial company cultures focused on world-class service
Ongoing benefits from sharing of best practices worldwide
Disciplined integration processes in place
11 |  XPO to Acquire Norbert Dentressangle (“ND”)

Global Logistics Company Under Single XPO Brand
12
XPO ND
Pro-Forma
XPO Combined
Countries 7 24 27
Locations 201 662 863
Employees 10,000 42,350 52,350
Customers 15,000 20,000 > 30,000
Logistics Facilities (sf) 13 million 116 million 129 million
Major leap forward, but XPO still in early innings of long-term growth plan
|  XPO to Acquire Norbert Dentressangle (“ND”)
Source: Company information Source: Company information